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EXHIBIT 10.25


This instrument was prepared by
and after recording return to:

Scott J. Giordano, Esq.
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
--------------------------------------------------------------------------------
                                       SPACE ABOVE THIS LINE FOR RECORDER'S USE.


                      DEED OF TRUST MODIFICATION AGREEMENT

                                     MADE BY

                          PACIFIC ENERGY RESOURCES LTD.
                             a Delaware corporation

                                 as "Mortgagor"

                                       and

                           PETROCAL ACQUISITION CORP.
                             a Delaware corporation

                                 as "Mortgagor"

                                       to

                              CHICAGO TITLE COMPANY

                                  as "Trustee"

                               for the benefit of

                            LAURUS MASTER FUND, LTD.
                            a Cayman Islands company

                                 as "Mortgagee"




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                      DEED OF TRUST MODIFICATION AGREEMENT


EMPLOYER IDENTIFICATION NUMBER OF PACIFIC:  05-0563442

ORGANIZATIONAL IDENTIFICATION NUMBER OF PACIFIC:  3794132

EMPLOYER IDENTIFICATION NUMBER OF PETROCAL:  20-2306249

ORGANIZATIONAL IDENTIFICATION NUMBER OF PETROCAL:  3781355


         THIS DEED OF TRUST MODIFICATION AGREEMENT (this "MODIFICATION AGREEMENT") is from PACIFIC ENERGY RESOURCES LTD., a Delaware corporation, as Mortgagor ("PACIFIC") and PETROCAL ACQUISITION CORP., a Delaware corporation, as Mortgagor ("PETROCAL" together with Pacific, each a "MORTGAGOR" and collectively, "MORTGAGORS"), to CHICAGO TITLE COMPANY, as Trustee ("TRUSTEE") for the benefit of LAURUS MASTER FUND, LTD., a Cayman Islands company ("MORTGAGEE").

                                    RECITALS:

         WHEREAS, Mortgagors heretofore executed and delivered to Mortgagee that certain DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION dated as of December 23, 2005 (the "Deed of Trust"), conveying to Trustee, for the benefit of Mortgagee, the Mortgaged Property (as defined in the Deed of Trust);

         WHEREAS, the Deed of Trust was recorded on December 29, 2005, as Instrument No. 05-3218848, in the Official Records of the Recorder's Office in the County of Los Angeles, State of California; and

         WHEREAS, Mortgagors and Mortgagee desire to amend and modify the Deed of Trust on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and confessed by each Mortgagor, the parties hereto hereby agree as follows:

1. The first paragraph of the Deed of Trust, immediately prior to the Recitals thereto, is hereby amended in its entirety to provide as follows:

         "THIS DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION (this "DEED OF TRUST") is from PACIFIC ENERGY RESOURCES LTD., a Delaware corporation, as Mortgagor ("PACIFIC") and PETROCAL ACQUISITION CORP., a Delaware corporation, as Mortgagor ("PETROCAL" together with Pacific, each a "MORTGAGOR" and collectively, "MORTGAGORS"), to CHICAGO TITLE COMPANY, as Trustee ("TRUSTEE") for the benefit of LAURUS MASTER FUND, LTD., a Cayman Islands company ("MORTGAGEE"). The addresses of Mortgagor and each Mortgagee are set forth in Section 7.14 hereof."


                                       2

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2. The defined term "Effective Date" set forth in Section 1.1 of the Deed of
Trust is hereby deleted in its entirety.

3. The opening paragraph of Article II of the Deed of Trust through and including the semi-colon immediately preceding clause "(a)" thereof is hereby amended in its entirety to provide as follows:

                  "Each Mortgagor, for and in consideration of the sum of $10.00 and other good and valuable consideration, in hand paid by Mortgagee, the receipt and adequacy of which are hereby acknowledged and confessed by each Mortgagor, and for and in consideration of the debt and purposes hereinafter set forth, to secure the full and complete payment and performance of the Secured Indebtedness and to secure the performance of the covenants, obligations, agreements and undertakings of each Mortgagor hereinafter described, hereby acknowledges, confirms and agrees that each Mortgagor has GRANTED, BARGAINED, WARRANTED, MORTGAGED, ASSIGNED, TRANSFERRED and CONVEYED, and by these presents does GRANT, BARGAIN, WARRANT, MORTGAGE, ASSIGN, TRANSFER and CONVEY unto Trustee, its substitutes or successors, and its and their assigns, with power of sale, for the benefit of Mortgagee, as herein provided, for the uses and purposes herein set forth, with warranties and covenants of title only to the extent provided herein and in the Credit Agreements, all of such Mortgagor's right, title and interest, whether now owned or hereafter acquired, in all of the hereinafter described properties, rights and interests; and, insofar as such properties, rights and interests consist of equipment, general intangibles, accounts, contract rights, inventory, goods, chattel paper, instruments, documents, money, fixtures, asextracted collateral, proceeds and products of collateral or any other Personal Property of a kind or character defined in or subject to the applicable provisions of the Code, each Mortgagor hereby grants to Trustee, in trust, for the benefit of Mortgagee, a security interest therein, whether now owned or hereafter acquired, namely:"

4. Clause (d) in Article II of the Deed of Trust is hereby amended by deleting the phrase "from and after the Effective Date".

5. Clause "(c)" of Article III of the Deed of Trust is hereby amended in its entirety to provide as follows:

         "(c) payment and performance of any and all present and future obligations of each Mortgagor according to the terms of any present or future hedge transaction, in each case relating to the transactions contemplated by the Credit Agreements, including, without limitation, any present or future swap agreements, cap, floor, collar, exchange transaction, forward agreement or other exchange or protection agreements relating to any such transaction now existing or hereafter entered into between any Mortgagor, on the one hand and Mortgagee on the other hand;"


                                       3

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6. Clause "(e)" of Article III of the Deed of Trust is hereby amended in its entirety to provide as follows:

         "(e) all other and additional debts, obligations and liabilities of every kind and character of each Mortgagor now existing or hereafter arising in connection with any of the Credit Agreements (all of the obligations and indebtedness referred to in this ARTICLE III, and all renewals, refinancings, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are herein sometimes referred to as the "SECURED INDEBTEDNESS")."

7. The Power of Sale paragraph set forth in Article VI of the Deed of Trust immediately following Section 6.1(f) thereof is hereby amended in its entirety to provide as follows:

         "A POWER OF SALE HAS BEEN GRANTED IN THIS DEED OF TRUST. A POWER OF SALE MAY ALLOW MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY ANY MORTGAGOR UNDER THIS DEED OF TRUST."

8. Section 6.1(f) of the Deed of Trust is hereby amended by deleting the first reference to "Effective Date" contained therein and replacing it with the word "date".

9. Section 6.1(f) of the Deed of Trust is hereby amended by deleting the second reference to "Effective Date" contained therein and replacing it with the phrase "date hereof".

10. Section 8.1 of the Deed of Trust is hereby amended be deleting the phrase "on and after the Effective Date" contained therein.

11. All references to the "Deed of Trust" in the Deed of Trust and herein shall mean the "Deed of Trust" as amended by this Modification Agreement and as may be further amended, modified, supplemented and/or restated from time to time.

12. In all other respects, the Deed of Trust is hereby restated, reaffirmed and incorporated herein, the only amendments intended to be made thereto being those above set forth. Except as specifically set forth herein to the contrary, all terms defined in the Deed of Trust shall have the same meanings herein as therein

8. This Modification Agreement is binding upon each Mortgagor, and such Mortgagor's heirs, devisees, successors, personal and legal representatives and assigns, and shall inure to the benefit of Mortgagee and Trustee, and their successors, legal representatives and assigns, and the provisions hereof shall likewise be covenants running with the Lands.

9. This Modification Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original, and all of which are identical.

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10. THIS MODIFICATION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY OF, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO, ANY LIEN INTENDED TO BE CREATED HEREBY ON THE MORTGAGED PROPERTY LOCATED IN SUCH STATE.

                           [Signature Page to Follow]




                                       5

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         IN WITNESS WHEREOF, each Mortgagor, acting by and through its duly authorized officer has executed this Modification Agreement dated and effective as of June 29, 2006.

                                        PACIFIC ENERGY RESOURCES, LTD


                                        By: /S/ DARREN KATIC
                                            ------------------------------------
                                            Darren Katic, President

The address of Pacific Energy Resources Ltd. is:

1065 West Pier E Street
Long Beach, California 90802-1015

                                        PETROCAL ACQUISITION CORP.


                                        By: /S/ DARREN KATIC
                                            ------------------------------------
                                            Darren Katic, President

The address of Petrocal Acquisition Corp. is:

1065 West Pier E Street
Long Beach, California 90802-1015






                                        This Deed of Trust was prepared by, and
                                        recorded counterparts should be
                                        returned to:

                                        Scott Giordano, Esq.
                                        Loeb & Loeb LLP
                                        345 Park Avenue
                                        New York, New York 10154